PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

Supplement dated March 9, 2015 to the

Currently Effective Prospectus

In an effort to further enhance the trading capabilities of the Prudential Global Total Return Fund, Inc. (the “Fund”), the Board of Directors has approved the addition of Pramerica Investment Management Limited (“PIML”), an indirect, wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIM”), as a sub-subadviser to the Fund. PIM will continue to serve as the Fund’s subadviser with PIML providing investment advisory services with respect to securities in certain foreign markets.

To reflect this change, the Prospectus is revised as follows, effective on March 9, 2015:

I.	In the section of the Prospectus entitled Fund Summary - Management of the Fund, the following footnote is hereby added beneath the chart:

Pramerica Investment Management Limited (PIML), an indirect wholly-owned subsidiary of Prudential Investment Management, Inc., serves as a sub-subadviser to the fund.

II.	In the section of the Prospectus entitled How the Fund is Managed - Investment Subadviser, the following is hereby added:

Pramerica Investment Management Limited (PIML), an indirect wholly-owned subsidiary of PIM, serves as a sub-subadviser to the Fund pursuant to a sub-subadvisory agreement with PIM. PIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PIML provides investment advisory services with respect to securities in certain foreign markets. As of October 2014, PIML managed approximately $18.4 billion in assets.

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